SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 4, 2003

SALIX PHARMACEUTICALS, LTD.
(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-23265	94-3267443
(Commission file Number)	(IRS Employer ID Number)

8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina	27615
(Address of principal executive offices)	(Zip Code)

(919) 862-1000

Registrant’s telephone number, including area code

Item 5. Other Events and Regulation FD Disclosure

Salix Pharmaceuticals, Ltd. issued a press release on February 4, 2003, announcing that it will report fourth quarter and year ended December 31, 2002 financial results before the market opens on Tuesday, February 11, 2003. A copy of this press release is attached as an exhibit.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated February 4, 2003

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALIX PHARMACEUTICALS, LTD.

Date: February 4, 2003	By:	/s/ Adam C. Derbyshire
Adam C. Derbyshire
Vice President and Chief Financial Officer

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